Stock-Based Compensation Plans	12 Months Ended
Dec. 31, 2019
Stock-Based Compensation Plans [Abstract]
Stock-Based Compensation Plans
Note 17:	Stock-Based Compensation Plans

The Company has outstanding stock-based compensation awards granted under the 2013 Stock Incentive Plan (“2013 Plan”) and the 2017 Omnibus Incentive Plan (“2017 Plan”).  Following the Company’s initial public offering, the Company grants stock-based compensation awards pursuant to the 2017 Plan and ceased granting new awards pursuant to the 2013 Plan.

2017 Omnibus Incentive Plan

In May 2017, the Company’s Board approved the 2017 Plan.  Under the terms of the Plan, the Company’s Board may grant up to 8.6 million stock based and other incentive awards. Any shares of common stock subject to outstanding awards granted under the Company’s 2013 plan that, after the effective date of the 2017 Plan, expire or are otherwise forfeited or terminated in accordance with their terms are also available for grant under the 2017 Plan.  All stock options were granted to employees, directors and advisors with an exercise price equal to the fair value of the Company’s per share common stock at the date of grant.  Stock option awards typically vest over four or five years and expire ten years from the date of grant.

2013 Stock Incentive Plan

The Company adopted the 2013 Plan on October 14, 2013 as amended on April 27, 2015 under which the Company had the ability to grant stock-based compensation awards to employees, directors and advisors.  The total number of shares available for grant under the 2013 Plan and reserved for issuance was 20.9 million shares.  All stock options were granted to employees, directors and advisors with an exercise price equal to the fair value of the Company’s per share common stock at the date of grant.  Stock option awards vested over either five, four, or three years with 50% of each award vesting based on time and 50% of each award vesting based on the achievement of certain financial targets.

Prior to the Company’s initial public offering in May 2017, the Company had certain repurchase rights on stock acquired through the exercise of a stock option that created an implicit service period and created a condition in which an optionee did not receive the economic benefits of the option until the repurchase rights were eliminated. Before the elimination of the repurchase rights, no compensation expense was recorded for equity awards.  The Company recognized a liability for compensation expense measured at intrinsic value when it was probable that an employee would receive benefits under the terms of the plan due to the termination of employment.  The repurchase rights creating the implicit service period were eliminated at the initial public offering.

Stock-Based Compensation Expense

The Company recognized $19.2 million, $2.8 million and $77.6 million of stock-based compensation expense for the years ended December 31, 2019, 2018 and 2017.

For the year ended December 31, 2019, the $19.2 million of stock-based compensation expense included expense for modifications of certain equity awards for certain former employees of $1.0 million, expense for equity awards granted under the 2013 Plan and 2017 Plan of $10.2 million and an increase in the liability for stock appreciation rights (“SAR”) of $8.0 million. The $1.0 million of stock-based compensation expense for modifications provided continued vesting through scheduled vesting dates of certain equity awards for certain former employees.  These costs are included in “Cost of sales” and “Selling and administrative expenses” in the Consolidated Statements of Operations.

For the year ended December 31, 2018, the $2.8 million of stock-based compensation expense included expense for modifications of equity awards for certain former employees of $3.8 million and expense for equity awards granted under the 2013 Plan and 2017 Plan of $7.2 million reduced by a benefit for a reduction in the liability for SARs of $8.2 million.  The $3.8 million of stock-based compensation expense for modifications provided continued vesting through scheduled vesting dates and extended expiration dates for certain former employees.  The incremental stock-based compensation was determined using the Black-Scholes option pricing model based on assumptions which included expected lives of 1.0 to 1.3 years, a risk-free rate of 2.0%, assumed volatility of 26.8% to 27.3% and an expected dividend rate of 0.0%.

For the year ended December 31, 2017, the Company recognized stock-based compensation expense of approximately $77.6 million.

As of December 31, 2019, there was $30.0 million of total unrecognized compensation expense related to outstanding stock options and restricted stock awards.

SARs, granted under the 2013 Plan are expected to be settled in cash and are accounted for as liability awards.  As of December 31, 2019 and 2018, a liability of approximately $7.8 million and $7.9 million, respectively, for SARs was included in “Accrued liabilities” in the Consolidated Balance Sheets.

Stock Option Awards

A summary of the Company’s stock option (including SARs) activity for the year ended December 31, 2019 is presented in the following table (underlying shares in thousands).

Stock-Based Compensation Awards
	Shares	Weighted-Average Exercise Price (per share)	Wtd. Avg. Remaining Contractual Term (years)	Aggregate Intrisic Value of In-The-Money Options (in millions)
Outstanding at December 31, 2018	12,352	$10.93
Granted	1,141	$27.45
Excercised or Settled	(5,222)	$8.83
Forfeited	(226)	$27.46
Expired	(17)	$31.61
Outstanding at December 31, 2019	8,028	$14.14	5.9	$179.8
Vested at December 31, 2019	6,075	$9.93	5.0	$161.4

The per-share weighted average grant date fair value of stock options granted during the years ended December 31, 2019, 2018 and 2017 was $10.16, $13.67 and $9.16, respectively.

The total intrinsic value of stock options exercised was $109.8 million, $20.8 million and $5.8 million during the years ended December 31, 2019, 2018 and 2017, respectively.

The following assumptions were used to estimate the fair value of options and SARs granted during the years ended December 31, 2019, 2018 and 2017.

	2019	2018	2017
Assumptions
Expected life of options (in years)	6.3	7.0 - 7.5	5.0 - 6.3
Risk-free interest rate	1.7% - 2.6%	2.9% - 3.1%	1.9% - 2.1%
Assumed volatility	24.8% - 31.8%	31.1% - 35.4%	41.2% - 45.8%
Expected dividend rate	0.0%	0.0%	0.0%

Restricted Stock Unit Awards

A summary of the Company’s restricted stock unit activity for the year ended December 31, 2019 is presented in the following table (underlying shares in thousands).

	Shares	Weighted-Average Grant-Date Fair Value
Non-vested as of December 31, 2018	362	$31.78
Granted	476	$27.82
Vested	(48)	$30.88
Forfeited	(71)	$30.51
Non-vested as of December 31, 2019	719	$29.31

Deferred Stock Units

Concurrent with the Company’s initial public offering in May of 2017, the Company’s Board authorized the grant of 5.5 million deferred stock units (“DSU”) to all permanent employees that had not previously received stock-based awards under the 2013 Plan.  While the DSUs vested immediately upon grant, they contained restrictions such that the employee may not sell or otherwise realize the economic benefits of the award until certain dates through May 2019.  $97.4 million of compensation expense for the DSU awards was recognized in the year ended December 31, 2017 and included in “Other operating expense, net” in the Consolidated Statements of Operations.

As of the date of the grant, the fair value of a DSU was determined to be $17.20 assuming a share price at the pricing date of the initial public offering of $20.00 and a discount for lack of marketability commensurate with the period of the sale restrictions.  The Company estimated the fair value of DSUs at the time of grant using the Finnerty discount for lack of marketability pricing model.  The model assumed a holding restriction period of 1.42 years and volatility of 51.5%.